EXHIBIT 99.7
                                ------------

           The Swiss Re Confirmation, dated as of March 29, 2006

                  SWISS RE FINANCIAL PRODUCTS CORPORATION
                            55 East 52nd Street
                          New York, New York 10055
                 Fax: (917) 322-7201/Phone: (212) 407-7322


DATE:     March 30, 2006

TO: The Bank of New York, not in its individual capacity but solely as trustee on behalf of the Supplemental Interest Trust for the CWALT, Inc. Alternative Loan Trust 2006-6CB, Mortgage
          Pass-Through Certificates, Series 2006-6CB (the "Trustee") ("Party B") 101 Barclay Street, 8W,
          New York, New York 10286,
          Attention: Corporate Trust Administration, CWALT, Series 2006-6CB

FROM:     Swiss Re Financial Products Corporation ("Party A")

RE:       CORRIDOR TRANSACTION - Class 2-A-13 Certificates

Our Reference Number: 842147

Dear Sir or Madam:

         The purpose of this letter agreement is to confirm the terms and conditions of the Transaction entered into between The Bank of New York, not in its individual capacity but solely as trustee on behalf of the Supplemental Interest Trust for the CWALT, Inc. Alternative Loan Trust 2006-6CB, Mortgage Pass-Through Certificates, Series 2006-6CB and Swiss Re Financial Products Corporation (each a "party" and together "the parties") on the Trade Date specified below (the "Transaction").

This letter agreement constitutes a "Confirmation" and the definitions and provisions contained in the 2000 ISDA Definitions (the "Definitions") as published by the International Swaps and Derivatives Association, Inc., ("ISDA") are incorporated into this Confirmation. In the event of any inconsistency between the Definitions and this Confirmation, this Confirmation will govern. This Confirmation will be governed by and subject to the terms and conditions which would be applicable if, prior to the Trade Date, the parties had executed and delivered an ISDA Master Agreement (Multicurrency-Cross Border), in the form published by ISDA in 1992 (the "Master Agreement"), with the attached Schedule B as the Schedule to the Master Agreement and the modifications provided below (collectively, the "Agreement"). In the event of any inconsistency between the provisions of the Master Agreement and this Confirmation and the attached Schedule B, this Confirmation will govern.

Other capitalized terms used herein (but not otherwise defined) shall have the meaning specified in that certain Pooling and Servicing Agreement, dated as of March 1, 2006 (the "Pooling and Servicing Agreement"), among CWALT, Inc., as depositor, Countrywide Home Loans Servicing LP., as master servicer, Countrywide Home Loans, Inc., as a seller, Park Granada LLC, as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, and The Bank of New York, as trustee.

In this Confirmation "Party A" means Swiss Re Financial Products
Corporation and "Party B" means The Bank of New York, not in its individual capacity but solely as trustee on behalf of the Supplemental Interest Trust for the CWALT, Inc. Alternative Loan Trust 2006-6CB, Mortgage Pass-Through Certificates, Series 2006-6CB.

SRFP Cap Confirmation                                                   1
Ref No.: 8420147

1. This Confirmation evidences a complete binding agreement between the parties as to the terms of the Transaction to which this Confirmation relates. In addition, each party represents to the other party and will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

(i) Principal. In the case of Party A, and Party B it is acting as principal and not as agent when entering into the Transaction.

(ii) Non-Reliance. In the case of both parties, it is acting for its own account, it has made its own independent decisions to enter into the Transaction and as to whether the Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisors as it has deemed necessary. It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into the Transaction; it being understood that information and explanations related to the terms and conditions of the Transaction shall not be considered investment advice or a recommendation to enter into the Transaction. No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

(iii) Evaluation and Understanding. It is capable of evaluating and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of the Agreement and the Transaction. It is also capable of assuming, and assumes, the financial and other risks of the Agreement and the Transaction.

(iv) Status of Parties. The other party is not acting as an agent, fiduciary or advisor for it in respect of that Transaction


2. The terms of the particular Transaction to which this Confirmation relates are as follows:


      Notional Amount:            The  amount  set  forth on the  attached
                                  Amortization Schedule, Schedule A

      Trade Date:                 March 29, 2006

      Effective Date:             April 25, 2006

      Termination Date:           February 25, 2010, subject to adjustment in
                                  accordance with the Modified Following
                                  Business day Convention.
Fixed Amounts:

      Fixed Rate Payer:           Party B; provided that the payment of the
                                  Fixed Amount to Party A shall be made on behalf of Party B by Deutsche Bank Securities
                                  Inc. from the proceeds of the sale of the Certificates.

SRFP Cap Confirmation                                                   2
Ref No.: 842147

      Fixed Rate Payer Payment Date:         March 30, 2006

      Fixed Amount:                          USD 386,000

Floating Amounts:

      Floating Rate Payer:                   Party A

      Cap Rate:                              5.35%

      Floating Rate Payer Period End Dates:  The 25th day of each month, using
                                             No Adjustment.

      Floating Rate Payer Payment Dates:     Two (2) Business Days prior to
                                             each Period End Date,
                                             commencing on May 23, 2006

      Floating Rate Option:                  USD-LIBOR-BBA; provided, however,
                                             that if the Floating Rate
                                             determined from such Floating
                                             Date Option for any Calculation
                                             Period is greater than 8.60% then
                                             the Floating Rate for such
                                             Calculation Period shall be deemed
                                             to be 8.60%

      Designated Maturity:                   One month

      Spread:                                None

      Floating Rate Day Count Fraction:      30/360

      Reset Dates:                           The first day of each Calculation
                                             Period.

      Compounding:                           Inapplicable

Business Days for payment:                   New York

Calculation Agent:                           Party A; provided, however, that
                                             if an Event of Default occurs with
                                             respect to Party A, then Party B
                                             shall be entitled to appoint a
                                             financial institution which would
                                             qualify as a Reference Market-maker
                                             to act as Calculation Agent (such
                                             financial institution subject to
                                             Party A's consent).


3.    Recording of Conversations

Each party (i) consents to the recording of the telephone conversations of trading and marketing personnel of the parties, (ii) agrees to obtain any necessary consent of, and give notice of such recording to, such personnel of it, and (iii) agrees that recordings may be submitted in evidence in any proceedings relating to this Agreement or any potential Transaction.


SRFP Cap Confirmation                                                   3
Ref No.: 842147

4.  Account Details:

    Account for payments to Party A:    JPMorgan Chase Bank
                                        SWIFT: CHASUS33
                                        Account of: Swiss Re Financial Products
                                        Account No.: 066-911184
                                        ABA# 021000021

    Account for payments to Party B:    The Bank of New York
                                        New York, NY
                                        ABA # 021-000-018
                                        GLA # 111-565
                                        For Further Credit: TAS  A/C
                                        580196
                                        Attn: Arthur Rea (212)-815-4800


5.  Offices:

    The Office of Party A for this Transaction is:    New York, NY

    The Office of Party B for this Transaction:       New York, NY


6. Party A agrees to the following: (a) the sole recourse in respect of the obligations of Party B under this Transaction shall be to the Trust Fund (as defined in the Pooling and Servicing Agreement); (b) The Bank of New York ("BNY") is entering into this Transaction solely in its capacity as trustee on behalf of the Supplemental Interest Trust and not in its individual capacity under the Pooling and Servicing Agreement; and (c) in no case shall BNY (or any person acting as successor trustee under the Pooling and Servicing Agreement) be personally liable for or on account of any of the statements, representations, warranties, covenants or obligations stated to be those of Party B under the terms of this Transaction, all such liability, if any, being expressly waived by Party A and any person claiming by, through or under either such party.

7. This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.




SRFP Cap Confirmation                                                   4
Ref No.: 842147

         Please promptly confirm that the foregoing correctly sets
              forth the terms of the Transaction entered into
               between us by executing this Confirmation and
                    returning it to us by facsimile to:

                  Swiss Re Financial Products Corporation
                    Attention: Derivatives Documentation
                 Fax: (917) 322-7201 Phone: (212) 407-7322


Swiss Re Financial Products      Accepted and confirmed as of the date first
Corporation                      written:


                                 The Bank of New York, not in its individual capacity but solely as trustee on behalf of the Supplemental Interest Trust for the CWALT, Inc. Alternative Loan Trust 2006-6CB, Mortgage Pass-Through Certificates, Series 2006-6CB



By:  /s/ Shaun Lynch                   By:  /s/ AnnMarie Cassano
-----------------------------------    ----------------------------------------

Name:  Shaun Lynch                     Name:  AnnMarie Cassano
-----------------------------------           ---------------------------------

Title:  Authorized Signatory           Title: Assistant Treasurer
-----------------------------------           ---------------------------------


SRFP Cap Confirmation                                                   1
Ref No.: 842147

Schedule A to the Confirmation dated as March 30, 2006
Re: Reference Number: 842093

Between Swiss Re Financial Products Corporation and The Bank of New York, not in its individual capacity but solely as trustee on behalf of the Supplemental Interest Trust for the CWALT, Inc. Alternative Loan Trust 2006-6CB, Mortgage Pass-Through Certificates, Series 2006-6CB.

Amortization Schedule, subject to No Adjustment


          -------------------- --------------------- ---------------------------
                 From and        To but excluding       Notional Amount (USD)
                 including
          -------------------- --------------------- ---------------------------
             April 25, 2006        May 25, 2006            100,254,300.11
          -------------------- --------------------- ---------------------------
              May 25, 2006         June 25, 2006            99,210,866.68
          -------------------- --------------------- ---------------------------
             June 25, 2006         July 25, 2006            97,913,128.30
          -------------------- --------------------- ---------------------------
             July 25, 2006        August 25, 2006           96,364,247.84
          -------------------- --------------------- ---------------------------
            August 25, 2006     September 25, 2006          94,568,020.18
          -------------------- --------------------- ---------------------------
           September 25, 2006    October 25, 2006           92,528,867.34
          -------------------- --------------------- ---------------------------
            October 25, 2006     November 25, 2006          90,251,831.09
          -------------------- --------------------- ---------------------------
           November 25, 2006     December 25, 2006          87,742,562.93
          -------------------- --------------------- ---------------------------
           December 25, 2006     January 25, 2007           85,007,311.44
          -------------------- --------------------- ---------------------------
            January 25, 2007     February 25, 2007          82,052,907.05
          -------------------- --------------------- ---------------------------
           February 25, 2007      March 25, 2007            78,886,744.30
          -------------------- --------------------- ---------------------------
             March 25, 2007       April 25, 2007            75,781,190.06
          -------------------- --------------------- ---------------------------
             April 25, 2007        May 25, 2007             72,735,383.19
          -------------------- --------------------- ---------------------------
              May 25, 2007         June 25, 2007            69,748,474.74
          -------------------- --------------------- ---------------------------
             June 25, 2007         July 25, 2007            66,819,627.77
          -------------------- --------------------- ---------------------------
             July 25, 2007        August 25, 2007           63,948,017.18
          -------------------- --------------------- ---------------------------
            August 25, 2007     September 25, 2007          61,132,829.56
          -------------------- --------------------- ---------------------------
           September 25, 2007    October 25, 2007           58,373,263.03
          -------------------- --------------------- ---------------------------
            October 25, 2007     November 25, 2007          55,668,527.02
          -------------------- --------------------- ---------------------------
           November 25, 2007     December 25, 2007          53,017,842.19
          -------------------- --------------------- ---------------------------
           December 25, 2007     January 25, 2008           50,420,440.21
          -------------------- --------------------- ---------------------------
            January 25, 2008     February 25, 2008          47,875,563.64
          -------------------- --------------------- ---------------------------
           February 25, 2008      March 25, 2008            45,382,465.78
          -------------------- --------------------- ---------------------------
             March 25, 2008       April 25, 2008            42,940,410.46
          -------------------- --------------------- ---------------------------
             April 25, 2008        May 25, 2008             40,548,671.98
          -------------------- --------------------- ---------------------------
              May 27, 2008         June 25, 2008            38,206,534.90
          -------------------- --------------------- ---------------------------
             June 25, 2008         July 25, 2008            35,913,293.90
          -------------------- --------------------- ---------------------------
             July 25, 2008        August 25, 2008           33,668,253.66
          -------------------- --------------------- ---------------------------
            August 25, 2008     September 25, 2008          31,470,728.72
          -------------------- --------------------- ---------------------------
           September 25, 2008    October 25, 2008           29,320,043.32
          -------------------- --------------------- ---------------------------
            October 25, 2008     November 25, 2008          27,215,531.27
          -------------------- --------------------- ---------------------------
           November 25, 2008     December 25, 2008          25,156,535.81
          -------------------- --------------------- ---------------------------
           December 25, 2008     January 25, 2009           23,142,409.51
          -------------------- --------------------- ---------------------------
            January 25, 2009     February 25, 2009          21,172,514.08
          -------------------- --------------------- ---------------------------
           February 25, 2009      March 25, 2009            19,246,220.31
          -------------------- --------------------- ---------------------------
             March 25, 2009       April 25, 2009            17,362,907.87
          -------------------- --------------------- ---------------------------


SRFP Cap Confirmation                                                   2
Ref No.: 842147

          -------------------- --------------------- --------------------------
            April 25, 2009           May 25, 2009           15,521,965.26
          -------------------- --------------------- --------------------------
             May 25, 2009            June 25, 2009          13,722,789.60
          -------------------- --------------------- --------------------------
            June 25, 2009            July 25, 2009          11,964,786.60
          -------------------- --------------------- --------------------------
            July 25, 2009           August 25, 2009         10,247,370.36
          -------------------- --------------------- --------------------------
           August 25, 2009        September 25, 2009        8,569,963.30
          -------------------- --------------------- --------------------------
          September 25, 2009       October 25, 2009         6,931,996.02
          -------------------- --------------------- --------------------------
           October 25, 2009        November 25, 2009        5,332,907.20
          -------------------- --------------------- --------------------------
          November 25, 2009        December 25, 2009        3,772,143.48
          -------------------- --------------------- --------------------------
          December 25, 2009        January 25, 2009         2,249,159.34
          -------------------- --------------------- --------------------------
           January 25, 2009        February 25, 2009         763,416.98
          -------------------- --------------------- --------------------------















SRFP Cap Confirmation                                                   3
Ref No.: 842147

Schedule B to the Confirmation dated as of March 30, 2006
Re: Reference Number: 842147

Between Swiss Re Financial Products Corporation ("Party A") and The Bank of New York, not in its individual capacity but solely as trustee on behalf of the Supplemental Interest Trust for the CWALT, Inc. Alternative Loan Trust 2006-6CB, Mortgage Pass-Through Certificates, Series 2006-6CB ("Party B).

Part 1. Termination Provisions.

(a) "Specified Entity" means in relation to Party A for the purpose of the
Agreement:

    Section 5(a)(v): None.
    Section 5(a)(vi): None.
    Section 5(a)(vii): None.
    Section 5(b)(iv): None.

    and in relation to Party B for the purpose of the Agreement:

    Section 5(a)(v): None.
    Section 5(a)(vi): None.
    Section 5(a)(vii): None.
    Section 5(b)(iv): None.

(b) "Specified Transaction" will have the meaning specified in Section 14 of the Agreement.

(c) The "Breach of Agreement" provisions of Section 5(a)(ii) of the Agreement will be inapplicable to Party B.

(d) The "Credit Support Default" provisions of Section 5(a)(iii) of the Agreement will be inapplicable to Party B.

(e) The "Misrepresentation" provisions of Section 5(a)(iv) of the Agreement will be inapplicable to Party B.

(f) The "Default Under Specified Transaction" provisions of Section 5(a)(v) of the Agreement will be inapplicable to Party A and Party B.

(g) The "Cross Default" provisions of Section 5(a)(vi) of the Agreement will be inapplicable to Party A and Party B.

(h) The "Credit Event Upon Merger" provisions of Section 5(b)(iv) of the Agreement will be inapplicable to Party A and Party B.

(i) The "Automatic Early Termination" provision of Section 6(a) of the Agreement will be inapplicable to Party A and Party B

(j)  Payments on Early Termination. For the purpose of Section 6(e) of the
     Agreement:

       (i)  Market Quotation will apply; and
       (ii) The Second Method will apply.



SRFP Cap Confirmation                                                   4
Ref No.: 842147

(k)  "Termination Currency" means United States Dollars.

(l) "Additional Termination Event" will not apply, except as provided in
Part 5(k) hereof, any confirmation and in the Regulation AB Agreement as defined in Part 5(m) hereof.

Part 2. Tax Representations.

      Payer Representations. For the purpose of Section 3(e) of the Agreement, Party A will make the following representation and Party B will not make the following representation:

      It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e) of the Agreement) to be made by it to the other party under this Agreement. In making this representation, it may rely on (i) the accuracy of any representations made by the other party pursuant to Section 3(f) of the Agreement, (ii) the satisfaction of the agreement contained in Section 4(a)(i) or 4(a)(iii) of the Agreement and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii) of the Agreement and (iii) the satisfaction of the agreement of the other party contained in Section 4(d) of the Agreement, provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) of the Agreement by reason of material prejudice to its legal or commercial position.

      Payee Representations. For the purpose of Section 3(f) of the Agreement, Party A makes the following representations:

         (i) Party A represents that it is a corporation organized under the laws of the State of Delaware.

         (ii) Party B represents that it is a trustee under the Pooling and Servicing Agreement.


Part 3. Agreement to Deliver Documents.

For the purpose of Sections 4(a)(i) and (ii) of the Agreement, Party A and Party B agree to deliver the following documents, as applicable:

(a) Tax forms, documents or certificates to be delivered are:


----------------------------- ---------------------------------------------------------- --------------------------------
Party Required to Deliver     Form/Document/Certificate                                  Date by Which
Document                                                                                 to be Delivered
----------------------------- ---------------------------------------------------------- --------------------------------
Party A and Party B           Any form or document required                              Promptly upon reasonable
                              or reasonably requested to                                 Demand by the other party.
                              allow the other party to make
                              payments under the Agreement without any
                              deduction or withholding for or on account
                              of any Tax, or with such deduction or
                              withholding at a reduced rate.
----------------------------- ---------------------------------------------------------- --------------------------------



SRFP Cap Confirmation                                                   5
Ref No.: 842147




(b) Other documents to be delivered and covered by the Section 3(d) representation are:--

---------------------------- --------------------------------- ---------------------------- -------------------------
Party required to deliver    Form/Document/or Certificate      Date by which to be          Covered by Section 3(d)
                                                               delivered                    representation
---------------------------- --------------------------------- ---------------------------- -------------------------
Party A                      Certified copy of the Board of    Concurrently with the        Yes
                             Directors resolution (or          execution and delivery of
                             equivalent authorizing            the Confirmation.
                             documentation) which sets forth
                             the authority of each signatory
                             to the Confirmation signing on
                             its behalf and the authority of
                             such party to enter into
                             Transactions contemplated and
                             performance of its obligations
                             hereunder.
---------------------------- --------------------------------- ---------------------------- -------------------------
Party A and Party B          Incumbency Certificate (or, if    Concurrently with the        Yes
                             available the current             execution and delivery of
                             authorized signature book or      the Confirmation unless
                             equivalent authorizing            previously delivered and
                             documentation) specifying the     still in full force and
                             names, titles, authority and      effect.
                             specimen signatures of the
                             persons authorized to execute
                             the Confirmation which sets
                             forth the specimen signatures
                             of each signatory to the
                             Confirmation signing on its
                             behalf.
---------------------------- --------------------------------- ---------------------------- -------------------------
Party A                      The Guaranty of Swiss             Concurrently with the        No
                             Reinsurance Company ("Swiss       execution and delivery of
                             Re"), dated as of the date        the Confirmation.
                             hereof, issued by Swiss Re as
                             Party A's Credit Support
                             Provider (in the form annexed
                             hereto as Exhibit A).
---------------------------- --------------------------------- ---------------------------- -------------------------
Party B                      The Pooling and Servicing         Concurrently with the        No
                             Agreement.                        execution and delivery of
                                                               the Confirmation.



---------------------------- --------------------------------- ---------------------------- -------------------------


SRFP Cap Confirmation                                                   6
Ref No.: 842147

Part 4. Miscellaneous.

(a) Addresses for Notices. For the purposes of Section 12(a) of the
Agreement:

       Addresses for notices or communications to Party A and to Party B shall be those set forth on the first page of the Confirmation.

(b) Process Agent. For the purpose of Section 13(c) of the Agreement:

       Party A appoints as its Process Agent: None.
       Party B appoints as its Process Agent: None.

(c) Offices. With respect to Party A, the provisions of Section 10(a) of the Agreement will apply.

(d) Multibranch Party. For the purpose of Section 10(c) of the Agreement:

       Party A is not a Multibranch Party.
       Party B is not a Multibranch Party.

(e) Credit Support Document. Details of any Credit Support Document:
Guaranty of Swiss Re dated as of the date hereof in the form annexed hereto as Exhibit A.

(f) Credit Support Provider.

      Credit Support Provider means in relation to Party A: Swiss Re. Credit Support Provider means in relation to Party B: None.

(g) Governing Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York (without reference to conflicts of law provisions thereof).

(h) Netting of Payments. Subparagraph (ii) of Section 2(c) of the Agreement will apply to the Transaction evidenced by the Confirmation.

(i) "Affiliate" will have the meaning specified in Section 14 of the Agreement.

(j)   Jurisdiction. Section 13(b) of the Agreement is hereby amended by:
      (i) deleting in the second line of subparagraph (i) thereof the word "non-": and (ii) deleting the final paragraph thereof.

Part 5. Other Provisions.

(a) Modifications to the Agreement. Section 3(a) of the Agreement shall be amended to include the following additional representations after paragraph 3(a)(v):

         (vi) Eligible Contract Participant etc. It is an "eligible contract participant" as defined in Section 1a(12) of the U.S. Commodity Exchange Act (7 U.S.C. 1a), as amended by the Commodity Futures Modernization Act of 2000 and the Transaction evidenced hereby has been the subject of individual negotiations and is intended to be exempt from, or otherwise not subject to regulation thereunder.



SRFP Cap Confirmation                                                   7
Ref No.: 842147

(b) Waiver of Right to Trial by Jury. Each party hereby irrevocably waives any and all rights to trial by jury in any legal proceeding arising out of or relating to this Agreement or any Transaction hereunder.

(c) Absence of Litigation. In Section 3(c) of the Agreement the words "or any of its Affiliates" shall be deleted.

(d) Tax Event. In Section 5(b)(ii)(y) of the Agreement the words ", or there is a substantial likelihood that it will," shall be deleted.

(e)      Fully-paid Party Protected.

         Notwithstanding the terms of Sections 5 and 6 of the Agreement, if Party B has satisfied its payment obligations under Section 2(a)(i) of the Agreement, then unless Party A is required pursuant to appropriate proceedings to return to Party B or otherwise returns to Party B upon demand of Party B any portion of such payment, the occurrence of an event described in Section 5(a) of the Agreement with respect to Party B with respect to this Transaction shall not constitute an Event of Default or Potential Event of Default with respect to Party B as the Defaulting Party. For purposes of the Transaction to which this Confirmation relates, Party B's only payment obligation under Section 2(a)(i) of the Agreement is to pay the Fixed Amount on the Fixed Rate Payer Payment Date.

(f)      Proceedings.

         Party A shall not institute against or cause any other person to institute against, or join any other person in instituting against, CWALT, Inc. Alternative Loan Trust 2006-6CB, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any federal or state bankruptcy, dissolution or similar law, for a period of one year and one day following indefeasible payment in full of the CWALT, Inc. Alternative Loan Trust 2006-6CB , Mortgage Pass-Through Certificates, Series 2006-6CB, Class 2-A-6 Certificates (the "Securities").

(g)      Set-off.

         The provisions for Set-off set forth in Section 6(e) of the Agreement shall not apply for purposes of this Transaction.

(h) Section 1(c)

         For purposes of Section 1(c) of the Agreement, this Transaction shall be the sole Transaction under the Agreement.

(i) [Reserved]

(j)      Rating Agency Downgrade

         If a Ratings Event (as defined below) occurs with respect to Party A (or any applicable credit support provider), then Party A shall at its own expense, (i) assign this Transaction hereunder to a third party satisfactory to the Trustee within (30) days of such Ratings Event that meets or exceeds, or as to which any applicable credit support provider meets or exceeds, the Approved


SRFP Cap Confirmation                                                   8
Ref No.: 842147

         Ratings Thresholds (as defined below) on terms substantially similar to this Confirmation or (ii) deliver collateral, in an amount which will satisfy the then current rating agency criteria, and an executed ISDA Credit Support Annex satisfactory to the Trustee within (30) days of such Ratings Event and subject to Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P") and Moody's Investors Service, Inc. ("Moody's") written confirmation that delivery of such collateral in the context of such downgrade will not result in a withdrawal, qualification or downgrade of the then current ratings assigned to the Securities. For avoidance of doubt, a downgrade of the rating on the Securities could occur in the event that Party A does not post sufficient collateral. For purposes of this Transaction, a "Ratings Event" shall occur with respect to Party A (or any applicable credit support provider), if its short-term unsecured and unsubordinated debt ceases to be rated at least "A-1" by S&P and at least "P-1" by Moody's (including in connection with a merger, consolidation or other similar transaction by Party A or any applicable credit support provider) such ratings being referred to herein as the "Approved Ratings Thresholds," (unless, within 30 days thereafter, each of S&P and Moody's has reconfirmed the ratings of the Securities, as applicable, which was in effect immediately prior thereto).

(k)      Additional Termination Event

         Additional Termination Event will apply if a Ratings Event has occurred and Party A has not, within 30 days, complied with clause
         (l) above, then an Additional Termination Event shall have occurred with respect to Party A and Party A shall be the sole Affected Party with respect to such Additional Termination Event.

(l)      Amendment to ISDA Form.

         The "Failure to Pay or Deliver" provision in Section 5(a)(i) of the Agreement is hereby amended by deleting the word "third" in the third line thereof and inserting the word "first" in place thereof.

(m)      Regulation AB Compliance.

         Party A and Party B agree that the terms of the Item 1115 Agreement dated as of January 26, 2006 (the "Regulation AB Agreement"), between Countrywide Home Loans, Inc., CWABS, INC., CWMBS, Inc., CWALT, Inc., CWHEQ, Inc. and Swiss Re Financial Products Corporation shall be incorporated by reference into this Agreement so that Party B shall be an express third party beneficiary of the Regulation AB Agreement. A copy of the Regulation AB Agreement is attached hereto as Annex B.



SRFP Cap Confirmation                                                   9
Ref No.: 842147

                                                                Exhibit A
                                                                ---------

                                  GUARANTY
                                  --------

To: The Bank of New York, not in an individual capacity, but as Trustee for CWALT, Inc. Alternative Loan Trust 2006-6CB (Class 2-A-13 Certificates) (the "Rated Securities") pursuant to the Pooling and Servicing Agreement, dated as of March 1, 2006, among CWALT, Inc., as depositor, Countrywide Home
Loans Servicing LP., as master servicer, Countrywide Home Loans, Inc., as a seller, Park Granada LLC, as a seller, Park Monaco Inc., as a seller, Park Sienna LLC, as a seller, and The Bank of New York, as trustee.

1. The undersigned, SWISS REINSURANCE COMPANY, a Swiss company (the "Guarantor"), hereby absolutely and unconditionally guarantees the prompt payment as and when due of all obligations of its indirect, wholly-owned subsidiary SWISS RE FINANCIAL PRODUCTS CORPORATION, a Delaware corporation ("THE GUARANTEED SUBSIDIARY") under, in connection with or ancillary to a long form confirmation (Reference Number 842147) dated as of March 30, 2006 between the Beneficiary and THE GUARANTEED SUBSIDIARY as amended or restated from time to time (the "Agreements") which support the issuance of the Rated Securities. In this Guarantee these obligations are referred to as the "Guaranteed Obligations". This Guarantee is given solely for the benefit of, and is enforceable only by, the Beneficiary or any trustee as assignee of the Beneficiary to which this Guarantee has been validly assigned in accordance with applicable law and who is acting as trustee for the investors in the Rated Securities.

2. This Guarantee constitutes a Guarantee of payment and not of collection and is not conditional or contingent upon any attempts to collect from, or pursue or exhaust any rights or remedies against, THE GUARANTEED SUBSIDIARY. A demand for payment hereunder may at the Beneficiary's option be made in writing addressed to the Chief Financial Officer of the Guarantor. This Guarantee is not however dependent in any way on the manner of the demand for payment. Delay in making a claim will not affect the Guarantor's obligations under this Guarantee unless the relevant legal limitation period has expired.

3. This Guarantee constitutes, and is intended by the Guarantor to constitute, an unlimited non-accessory undertaking (,,unbeschrankte, nicht akzessorische Verpflichtung") within the meaning of Article 111 of the Swiss Code of Obligations (,CO`) and is not a mere surety (,,Burgschaft") within the meaning of Article 492 et seq of the CO.

4. Notwithstanding any reference to the obligations of THE GUARANTEED SUBSIDIARY, the Guarantor's obligations under this Guarantee are its absolute and independent obligations as a primary obligor. Payment of a claim hereunder is required as soon as the Guaranteed Obligations are due and payable.

5. To the extent that any event or circumstance would give rise to any legal or equitable discharge, defence or other rights of the Guarantor under this Guarantee, but which event or circumstance would not give rise to any discharge, defence or other rights of THE GUARANTEED SUBSIDIARY under the Agreements, the Guarantor hereby fully waives, subject to paragraph 7 below, such discharge, defence, or other rights and the Guarantor's liability hereunder shall continue as if such event or circumstance had not arisen.

6. The Guarantor further agrees, subject to paragraph 7 below, that to the extent that any event or circumstance gives rise to any legal or equitable discharge, defence or other rights available to both the Guarantor under the Guarantee and THE GUARANTEED SUBSIDIARY under the Agreements, the Guarantor hereby agrees to waive such discharge, defense or other rights against the Beneficiary, until such time as all the Guaranteed Obligations in relation to the same event or circumstance have been fully met as required to protect investors in the Rated Securities.

7. Notwithstanding any other provision of this Guarantee, the Guarantor will have the right, prior to making any payment under this Guarantee, to
(a) assert such rights of offset as are set forth in the Agreements to the extent that such rights relate to amounts due and payable by the Beneficiary to THE



SRFP Cap Confirmation                                                   10
Ref No.: 842147

GUARANTEED SUBSIDIARY and not to amounts which are subject to dispute; and
(b) defend manifestly fraudulent claims under this Guarantee made by the Beneficiary.

8. This Guarantee will continue in full force and effect in relation to all Guaranteed Obligations until all the Guaranteed Obligations have been satisfied in full. For the avoidance of doubt, all Guaranteed Obligations entered into by THE GUARANTEED SUBSIDIARY during the term of this Guarantee shall be honoured in accordance with this Guarantee and shall be binding on the Guarantor and its successors and assigns. This Guarantee may be amended only as necessary to reflect changes to the Guaranteed Obligations which are validly agreed to by the Beneficiary (or the trustee as assignee of the Beneficiary) in accordance with the terms of the Rated Securities, including any requirement to obtain the consent of some or all of the investors in the Rated Securities.

9. If any payment by THE GUARANTEED SUBSIDIARY is avoided, recaptured or reduced as a result of insolvency or any similar event affecting creditors rights generally having occurred in respect of THE GUARANTEED SUBSIDIARY, the Guarantor's liability under this Guarantee shall continue as if the avoided, recaptured or reduced payment had not occurred.

10. Upon payment by the Guarantor to the Beneficiary of any amount due under this Guarantee, the Guarantor shall be entitled to require the assignment to it of the rights of the Beneficiary against THE GUARANTEED SUBSIDIARY to the extent satisfied by such payment, and the Beneficiary will take at the Guarantor's expense such steps as the Guarantor may reasonably require to implement such assignment. The Guarantor shall not exercise any rights against THE GUARANTEED SUBSIDIARY which it may acquire in consequence of such payment and assignment unless and until all the Guaranteed Obligations to the Beneficiary shall have been paid in full.

11. This Guarantee is governed and will be construed in accordance with Swiss law. The exclusive place of jurisdiction for any legal proceeding hereunder shall be Zurich, Switzerland.


IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be executed in its name as of the 30th day of March, 2006.



                                        SWISS REINSURANCE COMPANY


SRFP Cap Confirmation                                                   11
Ref No.: 842147